================================================================================




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                              ---------------------

                                    FORM 8-K
                              ---------------------


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 21, 2003


                              ---------------------

                        GOLDEN WEST FINANCIAL CORPORATION

                              ---------------------



                          Commission file number 1-4629

               Incorporated Pursuant to the Laws of Delaware State

                   IRS Employer Identification No. 95-2080059

                 1901 Harrison Street, Oakland, California 94612
                                 (510) 446-3420
















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



--------------------------------------------------------------------------------

Item 9.  Regulation FD Disclosure.

         The following information is furnished under Item 12 (Results of Operations and Financial Condition).

         Exhibit No.                Exhibit

99.1           Third Quarter 2003 Earnings Press Release

99.2           September 2003 Thirteen Month Statistical Data Press Release






                                                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               GOLDEN WEST FINANCIAL CORPORATION


Dated:  October 21, 2003                       /s/ Russell W. Kettell
                                               ---------------------------------
                                               Russell W. Kettell
                                               President and
                                               Chief Financial Officer

                                                                    Exhibit 99.1
FOR FURTHER INFORMATION CONTACT                            FOR IMMEDIATE RELEASE
William C. Nunan, Group Senior Vice President
Telephone:  (510) 446-3614


October 21, 2003

                  GOLDEN WEST FINANCIAL REPORTS RECORD EARNINGS
                              AND LOAN ORIGINATIONS


Oakland, California: Golden West Financial Corporation, parent of World Savings Bank, posted record diluted earnings per share of $1.83 in the third quarter, up 17% from the $1.56 reported for the same period in 2002. For the first nine months of 2003, per share profits reached $5.25, a 16% increase from the $4.52 registered in the first three quarters of 2002.

The Company also announced record loan originations of $10.1 billion in the third quarter, a 50% jump from the $6.7 billion reported one year earlier. For the first nine months of 2003, new mortgage volume totaled $25.1 billion, a 32% increase from the $19.0 billion recorded in the first three quarters of 2002. Adjustable rate loans comprised 93% of the new lending in the third quarter of 2003, and 92% of the volume for the first nine months.

Starting with a discussion of the reasons behind the Company's growth in earnings, Herbert M. Sandler, Chairman of the Board and Chief Executive Officer, said, "Our record 2003 mortgage volume led to 16% growth in the Company's loan balances over the past twelve months. Having a larger mortgage portfolio, our primary earning asset, increases net interest income, our principal revenue source, because the more loans we have on the books, the greater our capacity to generate profits."

Continuing his discussion of the factors influencing earnings, Sandler observed, "Higher revenue from sources other than net interest income also played a part in the earnings increase." Noninterest income totaled $91 million in the third quarter of 2003, compared to $58 million one year earlier. "The biggest contributor to the growth in noninterest income was an increase in gains on sale of fixed-rate mortgages." Golden West sold $1.1 billion in loans during the third quarter, compared with $330 million one year earlier.

Concluding his earnings related comments, Sandler stated, "Our general and administrative expenses were 18% higher in the third quarter of 2003 than they were in the same three months of 2002. A large portion of this increase in spending was used to support the record loan volume we produced during this past quarter. The higher costs also reflected our continued investment in people and technology, so that we are prepared to capitalize on future growth opportunities."

Turning to a review of lending activity, Sandler remarked, "Golden West's primary product is an adjustable rate mortgage, or ARM. The popularity of this loan is affected by what is happening with fixed-rate mortgages, which are the borrowers' other alternative. In June, interest rates on fixed home loans dipped below 5%. But by the end of July, the cost of these loans had spiked up to over 6%. Because interest on ARMs moves slowly, mortgage rates at Golden West were low and stable. Small wonder that ARMs became increasingly attractive to customers, and our loan volume reached all-time high levels." Sandler continued, "The demand for ARMs waned a bit toward the end of the quarter, however, as rates on fixed loans fell below 6% again."

Concluding his comments on mortgage activity, Sandler stated, "The record loan volume we posted in the third quarter exceeded by far the payoffs and sales of our mortgages. The net result was a significant increase in the size of our mortgage portfolio." Golden West's adjustable rate mortgage balance grew $3.5 billion, or at a 21% annualized rate, in the third quarter of 2003, and increased $7.8 billion, or at a 17% annualized rate, during the first nine months of the year.

Moving to the topic of credit quality, Sandler pointed out, "Golden West's loan program emphasizes originating high-quality mortgages to minimize credit risk. We measure our performance by the ratio of nonperforming assets and troubled debt restructured to total assets." At September 30, 2003, this ratio was a nominal .56%, down from the low .65% ratio recorded one year earlier.

On the savings side of the business, Golden West posted retail deposit growth of $1.8 billion in the third quarter of 2003, down from the record $2.5 billion reported in the same period of 2002. But for the first nine months of 2003, inflows amounted to $5.1 billion, a 19% increase from the $4.3 billion experienced in the first three quarters of 2002.

Headquartered in Oakland, California, Golden West is one of the nation's largest financial institutions with assets over $75 billion as of September 30, 2003. Currently operating 475 savings and lending offices in 38 states under the World name, the Company has one of the most extensive thrift branch systems in the country. Golden West's stock is listed on the New York Stock and Pacific Exchanges under the ticker symbol GDW. Options on the Company's stock are traded on the Chicago Board Options Exchange and the Pacific Exchange.

Golden West investor information is available at www.gdw.com. Information about the Company's home loans and savings and checking accounts can be found at www.worldsavings.com and about its proprietary no-load mutual funds and annuities at www.atlasfunds.com.

Information in this Press Release may contain various forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include projections, statements of the plans and objectives of management for future operations, statements of future economic performance, assumptions underlying these statements and other statements that are not statements of historical facts. Forward-looking statements are subject to significant business, economic and competitive risks, uncertainties and contingencies, many of which are beyond Golden West's control. Should one or more of these risks, uncertainties or contingencies materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated. Among the key risk factors that may have a direct bearing on Golden West's results of operations and financial condition are competitive practices in the financial services industries; operational and systems risks; general economic and capital market conditions, including fluctuations in interest rates; economic conditions in certain geographic areas; and the impact of current and future laws, governmental regulations, and accounting and other rulings and guidelines affecting the financial services industry in general and Golden West's operations in particular. In addition, actual results may differ materially from the results discussed in any forward-looking statements.


                                     # # #
                         Financial Information Attached

               GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF NET EARNINGS
                            AND OTHER FINANCIAL DATA
                                   (Unaudited)
                 (Dollars in thousands except per share figures)



                                                  Three Months Ended                Nine Months Ended
                                                     September 30                      September 30
                                             ------------------------------   ------------------------------
                                                 2003             2002            2003             2002
                                             -------------    -------------   -------------    -------------
Interest Income
    Interest on loans                        $    795,003     $    752,343    $  2,350,687     $  2,122,065
    Interest on mortgage-backed securities         60,246          105,700         207,100          398,147
    Interest and dividends on investments          21,637           30,416          67,856           90,272
                                             -------------    -------------   -------------    -------------
                                                  876,886          888,459       2,625,643        2,610,484
Interest Expense
    Interest on deposits                          232,789          270,530         719,019          810,259
    Interest on advances                           63,181           95,403         202,837          295,680
    Interest on repurchase agreements               1,878              299           3,160            1,331
    Interest on other borrowings                   25,708           26,527          76,935           75,596
                                             -------------    -------------   -------------    -------------
                                                  323,556          392,759       1,001,951        1,182,866
                                             -------------    -------------   -------------    -------------
Net Interest Income                               553,330          495,700       1,623,692        1,427,618
Provision for loan losses                           2,082            6,484          10,062           20,209
                                             -------------    -------------   -------------    -------------
Net Interest Income after Provision for
    Loan Losses                                   551,248          489,216       1,613,630        1,407,409
Noninterest Income
    Fees                                           45,692           32,280         122,123          102,152
    Gain on the sale of securities, MBS and
    loans                                          25,972            5,914          62,487           26,820
    Change in fair value of derivatives             2,993              (54)          8,639            4,903
    Other                                          16,083           19,722          47,483           45,284
                                             -------------    -------------   -------------    -------------
                                                   90,740           57,862         240,732          179,159
Noninterest Expense
    General and administrative:
        Personnel                                 108,976           92,622         310,152          260,661
        Occupancy                                  24,404           22,922          72,301           65,327
        Deposit insurance                           1,732            1,521           5,005            4,532
        Advertising                                 5,252            4,048          16,569           10,975
        Other                                      40,689           32,654         123,916           96,300
                                             -------------    -------------   -------------    -------------
                                                  181,053          153,767         527,943          437,795

Earnings before Taxes on Income                   460,935          393,311       1,326,419        1,148,773
Taxes on Income                                   178,029          148,852         510,975          439,865
                                             -------------    -------------   -------------    -------------
Net Earnings                                 $    282,906     $    244,459    $    815,444     $    708,908
                                             =============    =============   =============    =============


Basic Earnings Per Share                     $       1.86     $       1.58    $       5.34     $       4.58
                                             =============    =============   =============    =============
Diluted Earnings Per Share                   $       1.83     $       1.56    $       5.25     $       4.52
                                             =============    =============   =============    =============

Average common shares outstanding             152,180,798      154,441,454     152,699,508      154,915,165
Average diluted common shares outstanding     154,810,821      156,490,431     155,179,200      156,979,733

Ratios: (a)
    Net earnings / average stockholders'
    equity                                          20.48%           20.66%          20.43%           20.73%

    Net earnings / average assets                    1.53%            1.52%           1.52%            1.54%

    Net interest margin (b)                          3.07%            3.19%           3.11%            3.20%
    General and administrative expense /
    average assets                                    .98%             .96%            .98%             .95%

    Efficiency ratio (c)                            28.11%           27.78%          28.32%           27.25%

(a)  Ratios are annualized by multiplying the quarterly computation by four and the nine month computation by one and one third.
     Averages are computed by adding the beginning balances and each monthend balance during the quarter and nine month period and dividing by four and ten, respectively.
(b)  Net interest margin is net interest income divided by average interest-earning assets.
(c)  Efficiency ratio is general and administrative expense divided by the sum of net interest income and noninterest income.

               GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                  CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                            AND OTHER FINANCIAL DATA
                                   (Unaudited)
                 (Dollars in thousands except per share figures)



                                                   Sep. 30         Jun. 30       Mar. 31         Dec. 31         Sep. 30
                                                     2003            2003         2003            2002            2002
                                                 ------------    ------------   -----------     -----------    -----------
ASSETS
  Cash                                          $    219,000    $    267,960   $    305,998    $    318,914    $    290,578
  Securities available for sale at fair value        950,329         604,998        618,377         922,177         586,329

  Purchased mortgage-backed securities
     available for sale at fair value                 24,824          27,524         31,727          34,543          37,828
  Purchased mortgage-backed securities
     held to maturity at cost                        425,741         106,098        132,654         161,846         193,747
  Mortgage-backed securities with recourse
     held to maturity at cost                      4,078,140       4,667,649      5,281,816       5,871,069       6,539,387
  Loans receivable less allowance for loan
     losses                                       67,507,415      63,690,274     60,960,882      58,268,899      55,110,526
                                                 ------------    ------------    -----------     -----------    -----------
     Total Loans Receivable including             72,036,120      68,491,545     66,407,079      64,336,357      61,881,488
     Mortgage-Backed Securities
  Interest earned but uncollected                    179,091         198,639        191,377         183,130         203,042
  Investment in capital stock of Federal Home
     Loan Banks at cost which approximates
     fair value                                    1,142,582       1,132,714      1,121,798       1,072,817       1,063,098
  Foreclosed real estate                              16,838          11,027         11,362          11,244          11,774
  Premises and equipment, net                        355,955         355,042        356,301         351,942         346,476
  Other assets                                     1,257,925       1,136,100        991,211       1,209,247       1,132,042
                                                 ------------    ------------   -----------     -----------     -----------
                                                $ 76,157,840    $ 72,198,025   $ 70,003,503    $ 68,405,828    $ 65,514,827
                                                 ============    ============   ===========     ===========     ===========

LIABILITIES and
STOCKHOLDERS' EQUITY
  Deposits                                      $ 46,145,048    $ 44,385,717    $43,503,235    $ 41,038,797    $ 38,748,938
  Advances from Federal Home Loan Banks           19,689,871      19,927,189     18,882,322      18,635,099      18,577,094
  Securities sold under agreements to repurchase     721,639          21,247         21,988         522,299          21,766
  Federal funds purchased                            300,000         265,000        200,000               0         200,000
  Bank notes                                       1,489,946          99,990              0       1,209,925       1,134,953
  Senior debt                                        990,862         990,467        990,076         989,690         989,295
  Subordinated notes                                 200,000         199,955        199,911         199,867         199,822
  Taxes on income                                    580,969         533,122        615,978         489,252         470,623
  Other liabilities                                  404,258         363,584        396,322         295,649         378,730
  Stockholders' equity                             5,635,247       5,411,754      5,193,671       5,025,250       4,793,606
                                                 ------------    ------------   -----------     -----------     -----------
                                                $ 76,157,840    $ 72,198,025   $ 70,003,503    $ 68,405,828    $ 65,514,827
                                                 ============    ============   ===========     ===========     ===========

Book value per common share                     $      37.10    $      35.50   $      34.00    $      32.73    $      31.17
Common shares outstanding                        151,900,958     152,451,133    152,774,708     153,521,103     153,813,352

               GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                         QUARTERLY FINANCIAL HIGHLIGHTS
                                   (Unaudited)
                 (Dollars in thousands except per share figures)



                                                                             For the Quarter Ended
                                             --------------------------------------------------------------------------------------
                                                Sep. 30           Jun. 30           Mar. 31          Dec. 31            Sep. 30
                                                  2003              2003             2003              2002              2002
                                             --------------    --------------    --------------    --------------    --------------

Net interest income                          $     553,330     $     541,621     $     528,741     $     502,676     $     495,700
Provision for loan losses                            2,082             3,501             4,479               961             6,484
Noninterest income                                  90,740            82,930            67,062            67,841            57,862
Noninterest expense                                181,053           177,180           169,710           163,699           153,767
                                             --------------    --------------    --------------    --------------    --------------
Earnings before taxes on income                    460,935           443,870           421,614           405,857           393,311
Taxes on income                                    178,029           171,397           161,549           156,486           148,852
                                             --------------    --------------    --------------    --------------    --------------
Net earnings                                 $     282,906     $     272,473     $     260,065     $     249,371     $     244,459
                                             ==============    ==============    ==============    ==============    ==============

Basic EPS                                    $        1.86     $        1.79     $        1.70     $        1.62     $        1.58
Diluted EPS                                  $        1.83     $        1.76     $        1.67     $        1.60     $        1.56

Average common shares outstanding              152,180,798       152,582,771       153,347,780       153,511,006       154,441,454
Average diluted common shares outstanding      154,810,821       155,091,780       155,851,663       155,688,363       156,490,431

Number of shares repurchased and retired           630,000           486,975           839,395           445,000         1,217,160
Cost of shares repurchased                   $      53,407     $      37,086     $      60,737     $      26,804     $      77,075
Remaining number of shares authorized for
  repurchase                                     9,328,179         9,958,179        10,445,154        11,284,549        11,729,549

Ratios: (a)
  Net earnings / average stockholders'
  equity (ROE)                                       20.48%            20.50%            20.32%            20.33%            20.66%
  Net earnings / average assets (ROA)                 1.53%             1.53%             1.50%             1.49%             1.52%
  Net interest margin (b)                             3.07%             3.13%             3.14%             3.10%             3.19%
  General and administrative expense /
  average assets                                       .98%              .99%              .98%              .98%              .96%
  Efficiency ratio (c)                               28.11%            28.37%            28.48%            28.69%            27.78%

Loan loss reserve                            $     288,949     $     287,868     $     284,673     $     281,097     $     279,818
Net loan chargeoffs (recoveries)             $       1,001     $         306     $         903     $        (318)    $         547

Stockholders' equity / total assets                   7.40%             7.50%             7.42%             7.35%             7.32%

Total deposit net activity                   $   1,759,331     $     882,482     $   2,464,438     $   2,289,859     $   2,518,197

(a) Ratios are annualized by multiplying the quarterly computation by four.  Averages are computed by adding the beginning balance and each monthend balance during the quarter and dividing by four.
(b) Net interest margin is net interest income divided by average interest-earning assets.
(c) Efficiency ratio is general and administrative expense divided by the sum of net interest income and noninterest income.

               GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                              OTHER FINANCIAL DATA
                                   (Unaudited)
                             (Dollars in thousands)



                                                                            For the Quarter Ended
                                                 ----------------------------------------------------------------------------
                                                    Sep. 30         Jun. 30         Mar. 31       Dec. 31          Sep. 30
                                                     2003            2003            2003           2002            2002
                                                 -------------   -------------   -------------  -------------   -------------
AVERAGE BALANCES  (a)
    Cash and investments                         $  1,275,081    $  1,099,522    $  1,331,028   $    988,223    $  1,009,279
    Loans receivable including mortgage-backed
      securities                                   70,044,462      67,444,562      65,342,133     63,115,392      60,490,880
    Investment in capital stock of Federal Home
      Loan Banks                                    1,137,138       1,126,629       1,097,405      1,066,836       1,056,282
    Deposits                                       45,314,936      43,891,768      42,339,391     39,874,352      37,446,424
    Advances from Federal Home Loan Banks          19,417,796      19,765,434      18,598,691     18,418,659      18,902,821
    Securities sold under agreements to
      repurchase                                      522,116          21,557         372,164        171,762          22,248
    Other borrowings                                2,399,344       1,331,453       2,085,239      2,572,539       2,152,415
    Stockholders' equity                            5,525,243       5,315,729       5,118,183      4,906,872       4,732,215

Total Average Assets                               74,194,553      71,279,693      69,428,026     66,868,244      64,134,621
Average Interest-Earning Assets                    72,108,046      69,317,504      67,439,798     64,853,046      62,248,688
Average Interest-Bearing Liabilities               67,654,192      65,010,212      63,395,485     61,037,312      58,523,909


LOAN BALANCE AND ACTIVITY
   Loans receivable including mortgage-backed
      securities                                 $ 72,036,120    $ 68,491,545    $ 66,407,079   $ 64,336,357    $ 61,881,488
   Adjustable rate loans receivable including
      mortgage-backed securities                   69,528,396      66,078,182      63,915,960     61,770,142      59,158,704

   New real estate loans originated              $ 10,092,199    $  8,044,095    $  6,942,757   $  7,644,576    $  6,711,955
   New adjustable rate mortgages as a
      percentage of
      new real estate loans originated                     93%             91%             91%            89%             93%
   New refinanced mortgages as a percentage of
      new real estate loans originated                     70%             70%             72%            68%             59%


LOANS SOLD AND SERVICED DATA
   Loan sales                                    $  1,117,899    $    894,345    $    804,541   $    988,743    $    329,601
   Loans serviced for others                        5,886,668       5,653,002       5,566,570      5,408,494       5,131,994
   Balance of capitalized mortgage servicing
      rights                                           92,098          82,060          74,192         69,448          60,687


NONPERFORMING ASSETS
    Loans (including MBS with recourse)
      90 days or more past due                   $    409,001    $    436,595    $    432,479   $    413,123    $    405,806
    Foreclosed real estate                             16,838          11,027          11,362         11,244          11,774
                                                 -------------   -------------   -------------  -------------   -------------
      Total nonperforming assets                 $    425,839    $    447,622    $    443,841   $    424,367    $    417,580
                                                 =============   =============   =============  =============   =============


Ratio of nonperforming assets (NPAs) to total
    assets                                               .56%            .62%            .63%           .62%            .64%
Ratio of troubled debt restructured (TDRs) to
    total assets                                         .00             .00             .00            .00             .01
                                                 -------------   -------------   -------------  -------------   -------------
Ratio of NPAs and TDRs to total assets                    .56%            .62%            .63%           .62%            .65%
                                                 =============   =============   =============  =============   =============

SPREAD DATA
    Yield on loan portfolio                              4.73%           4.92%           5.08%          5.28%           5.50%
    Yield on investments                                 1.10%           1.27%           1.39%          1.94%           3.50%
    Yield on earning assets                              4.70%           4.90%           5.07%          5.25%           5.49%

    Cost of deposits                                     1.95%           2.12%           2.25%          2.56%           2.81%
    Cost of borrowings                                   1.45%           1.58%           1.67%          1.85%           2.10%
    Cost of funds                                        1.78%           1.94%           2.06%          2.32%           2.56%

Yield on earning assets less cost of funds
(Primary Spread)                                         2.92%           2.96%           3.01%          2.93%           2.93%

(a) Averages are computed by adding the beginning balance and each monthend balance during the quarter and dividing by four.

                                                                    Exhibit 99.2
FOR FURTHER INFORMATION CONTACT                            FOR IMMEDIATE RELEASE
William C. Nunan, Group Senior Vice President
Telephone:  (510) 446-3614

October 21, 2003


         GOLDEN WEST FINANCIAL RELEASES THIRTEEN MONTH STATISTICAL DATA


Oakland, California: Golden West Financial Corporation, parent of World Savings Bank, today released statistical data for the thirteen months ended September 30, 2003.

Headquartered in Oakland, California, Golden West is one of the nation's largest financial institutions with assets of over $75 billion as of September 30, 2003. Currently operating 475 savings and lending offices in 38 states under the World name, the Company has one of the most extensive thrift branch systems in the country. Golden West's stock is listed on the New York Stock and Pacific Exchanges under the ticker symbol GDW. Golden West investor information is available at www.gdw.com.

                        (Financial Information Attached)

                                            GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                                                       MONTHLY FINANCIAL HIGHLIGHTS
                                                      September 2002 - September 2003
                                                           (Dollars in millions)
                                                                                      2003
                                           -----------------------------------------------------------------------------------------
                                              SEP           AUG          JUL          JUN          MAY          APR         MAR
                                           -----------  ------------  -----------  -----------  -----------  -----------  ----------
Total Assets                                 $ 76,158      $ 75,028     $ 73,395     $ 72,198     $ 72,059     $ 70,859    $ 70,004

Cash and Investments                         $  1,169      $  1,693     $  1,365     $    873     $  1,570     $  1,031    $    924

Loan Balance (Including MBS)                 $ 72,036      $ 70,403     $ 69,248     $ 68,492     $ 67,767     $ 67,113    $ 66,407
Adjustable Rate Mortgages (Including MBS)    $ 69,528      $ 67,843     $ 66,868     $ 66,078     $ 65,318     $ 64,633    $ 63,916

Loans Originated - Month                     $  3,698      $  3,237     $  3,157     $  2,786     $  2,606     $  2,652    $  2,531
  Percentage ARMs - Month                          97%           92%          90%          92%          91%          90%         91%
  Percentage Refinances - Month                    67%           71%          71%          70%          70%          71%         71%
Loans Originated - YTD                       $ 25,079      $ 21,381     $ 18,144     $ 14,987     $ 12,201     $  9,595    $  6,943
  Percentage ARMs - YTD                            92%           91%          91%          91%          90%          90%         91%
  Percentage Refinances - YTD                      71%           71%          71%          71%          71%          72%         72%

Total Deposits                               $ 46,145      $ 45,761     $ 44,968     $ 44,386     $ 44,083     $ 43,595    $ 43,503

Total Deposit Net Activity - Month           $    384      $    793     $    582     $    303     $    488     $     92    $    795


Total Deposit Net Activity - YTD             $  5,106      $  4,722     $  3,929     $  3,347     $  3,044     $  2,556    $  2,464

Federal Home Loan Bank Borrowings            $ 19,690      $ 19,131     $ 18,923     $ 19,927     $ 20,374     $ 19,878    $ 18,882
Other Borrowings:
   Reverse Repurchases                            722           623          723           21           22           21          22
   Federal Funds Purchased                        300             0            0          265            0            0         200
   Bank Notes                                   1,490         1,590        1,090          100            0            0           0
   Senior Debt                                    991           991          991          990          990          990         990
   Subordinated Notes                             200           200          200          200          200          200         200
                                           -----------  ------------  -----------  -----------  -----------  -----------  ----------
         Total Borrowings                    $ 23,393      $ 22,535     $ 21,927     $ 21,503     $ 21,586     $ 21,089    $ 20,294
                                           ===========  ============  ===========  ===========  ===========  ===========  ==========

Yield on Loan Portfolio                          4.73%         4.80%        4.86%        4.92%        4.96%        5.02%       5.08%
Yield on Investments                             1.10          1.03         1.06         1.27         1.30         1.34        1.39
                                           -----------  ------------  -----------  -----------  -----------  -----------  ----------
   Combined Yield on Earning Assets              4.70%         4.74%        4.81%        4.90%        4.91%        5.00%       5.07%

Cost of Deposits                                 1.95%         2.03%        2.06%        2.12%        2.14%        2.17%       2.25%
Cost of Federal Home Loan Bank Borrowings        1.27          1.29         1.32         1.37         1.40         1.43        1.46
Cost of Other Borrowings                         2.38          2.49         2.67         4.17         5.03         5.03        4.51
                                           -----------  ------------  -----------  -----------  -----------  -----------  ----------
   Combined Cost of Funds                        1.78%         1.84%        1.88%        1.94%        1.97%        1.99%       2.06%
                                           -----------  ------------  -----------  -----------  -----------  -----------  ----------

Net Interest Rate Spread (Primary Spread)        2.92%         2.90%        2.93%        2.96%        2.94%        3.01%       3.01%
                                           ===========  ============  ===========  ===========  ===========  ===========  ==========

Loans Sold                                   $    231      $    431     $    456     $    336     $    286     $    272    $    252

Loan and MBS Repayments and Payoffs - Month  $  1,918      $  1,920     $  1,949     $  1,728     $  1,662     $  1,681    $  1,473
As a % of Prior Month Loan Balances
(Annualized)                                    32.70%        33.28%       34.14%       30.59%       29.72%       30.37%      26.95%

Nonperforming Assets and Troubled Debt
   Restructured as a % of Total Assets            .56%          .57%         .60%         .62%         .63%         .64%        .63%


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




               GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                          MONTHLY FINANCIAL HIGHLIGHTS
                         September 2002 - September 2003
                              (Dollars in millions)
                                                             2003                                     2002
                                                   -------------------------- -----------------------------------------------------
                                                       FEB           JAN          DEC          NOV           OCT           SEP
                                                   ------------  ------------ ------------- -----------  ------------  ------------
Total Assets                                          $ 69,590      $ 69,713      $ 68,406    $ 67,032      $ 66,520      $ 65,515

Cash and Investments                                  $  1,201      $  1,957      $  1,241    $    844      $    991      $    877

Loan Balance (Including MBS)                          $ 65,598      $ 65,027      $ 64,336    $ 63,463      $ 62,781      $ 61,881
Adjustable Rate Mortgages (Including MBS)             $ 63,127      $ 62,511      $ 61,770    $ 60,789      $ 60,106      $ 59,159

Loans Originated - Month                              $  2,074      $  2,338      $  2,648    $  2,337      $  2,660      $  2,212
  Percentage ARMs - Month                                   90%           90%           89%         88%           89%           91%
  Percentage Refinances - Month                             73%           72%           69%         68%           68%           64%
Loans Originated - YTD                                $  4,412      $  2,338      $ 26,683    $ 24,035      $ 21,698      $ 19,038
  Percentage ARMs - YTD                                     90%           90%           92%         92%           92%           93%
  Percentage Refinances - YTD                               73%           72%           62%         61%           60%           59%

Total Deposits                                        $ 42,708      $ 42,107      $ 41,039    $ 40,219      $ 39,490      $ 38,749

Total Deposit Net Activity - Month                    $    601      $  1,068      $    820    $    729      $    741      $    923

Total Deposit Net Activity - YTD                      $  1,669      $  1,068      $  6,566    $  5,746      $  5,017      $  4,276

Federal Home Loan Bank Borrowings                     $ 18,337      $ 18,541      $ 18,635    $ 18,129      $ 18,333      $ 18,577
Other Borrowings:

   Reverse Repurchases                                     422           522           522         122            21            22
   Federal Funds Purchased                                   0             0             0         450           450           200
   Bank Notes                                              812         1,360         1,210         913         1,175         1,135
   Senior Debt                                             990           990           990         990           989           989
   Subordinated Notes                                      200           200           200         200           200           200
                                                   ------------  ------------ ------------- -----------  ------------  ------------
         Total Borrowings                             $ 20,761      $ 21,613      $ 21,557    $ 20,804      $ 21,168      $ 21,123
                                                   ============  ============ ============= ===========  ============  ============

Yield on Loan Portfolio                                   5.16%         5.22%         5.28%       5.39%         5.42%         5.50%
Yield on Investments                                      1.32          1.34          1.94        4.04          3.06          3.50
                                                   ------------  ------------ ------------- -----------  ------------  ------------
   Combined Yield on Earning Assets                       5.12%         5.14%         5.25%       5.38%         5.41%         5.49%

Cost of Deposits                                          2.30%         2.47%         2.56%       2.63%         2.74%         2.81%
Cost of Federal Home Loan Bank Borrowings                 1.51          1.57          1.68        1.82          1.89          1.93
Cost of Other Borrowings                                  3.20          2.84          2.92        3.11          3.20          3.34
                                                   ------------  ------------ ------------- -----------  ------------  ------------
   Combined Cost of Funds                                 2.10%         2.23%         2.32%       2.41%         2.50%         2.56%
                                                   ------------  ------------ ------------- -----------  ------------  ------------

Net Interest Rate Spread (Primary Spread)                 3.02%         2.91%         2.93%       2.97%         2.91%         2.93%
                                                   ============  ============ ============= ===========  ============  ============

Loans Sold                                            $    251      $    302      $    329    $    328      $    332      $    149

Loan and MBS Repayments and Payoffs - Month           $  1,253      $  1,353      $  1,510    $  1,384      $  1,500      $  1,238
As a % of Prior Month Loan Balances (Annualized)         23.13%        25.23%        28.55%      26.45%        29.08%        24.34%

Nonperforming Assets and Troubled Debt
   Restructured as a % of Total Assets                     .65%          .63%          .62%        .63%          .64%          .65%

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